UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2023

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01. Other Events.

On February 8, 2023, the Company accepted a purchase order from the Los Angeles Unified School district (“LAUSD”) to sell 24 vehicle-to-grid capable DC fast-charging electric school bus chargers. The Company believes these fast chargers will give LAUSD the ability to charge its zero-emission electric school bus (ESB) fleet at its transportation yards thereby contributing to the district’s cost-effective phase-out of environmentally unfriendly diesel buses. Equipped with Nuvve’s GIVe™ software platform, the chargers are bidirectional and provide LAUSD access to vehicle-to-grid services and the ability to support grid resilience. The fast-chargers will be installed at two LAUSD school sites, with the first six of the chargers planned to be deployed in February and March 2023 and the remaining 18 are planned to be deployed in June 2023.

Applying its commercially available and scalable V2G technology, Nuvve currently has active V2G deployments in seven states—California, Colorado, Florida, Illinois, New Hampshire, New York and Texas. In addition, the company continues to educate and advocate for smart policies and programs that futureproof government investments in initiatives such as the Environmental Protection Agency’s (EPA) Clean School Bus Program. While this purchase was not funded by an EPA Clean School Bus grant, LAUSD did receive partial funding from a California Energy Commission grant.

LAUSD operates the largest school bus fleet in the country and is the second largest school district in America, with more than 600,000 students, 3,000 school buses and 1,000 schools stretching across 720 square miles. This is estimated to represent approximately 180 megawatts of electric school bus battery capacity if all 3,000 school buses in the LAUSD fleet are electrified.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2023

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chairman and Chief Executive Officer
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